UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 1, 2021

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Hanagar Street, Hod Hasharon, Israel	4527708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 1, 2021, Wize Pharma, Inc. (the “Company” or “Wize”) lodged a Bidder’s Statement with the Australian Securities and Investments Commission to commence its previously announced off-market takeover offer under applicable Australian laws (the “Offer”) to acquire all of the outstanding shares (the “Cosmos Shares”) of Cosmos Capital Limited, a digital infrastructure provider based in Sydney, Australia (“Cosmos”). As contemplated by the previously announced Bid Implementation Agreement between Wize and Cosmos, dated December 30, 2020 (as amended, the “Bid Agreement”), the Company is offering, in the Offer, 61.11 shares of Wize’s common stock, of which 22.33 shares of Wize’s common stock will be subject to a Stock Restriction Agreement to be entered into at the Closing Date (as such terms are defined in the Bid Agreement). The opening date of the Offer is February 4, 2021 and, unless extended by the Company, the closing date of the Offer is March 11, 2021.

The foregoing summary of the Offer does not purport to be complete and is qualified in its entirety by reference to the full text of the Bidder’s Statement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K by reference.

NO OFFERING

The securities to be offered and sold by Wize in the Offer are not being registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The Offer described in this Current Report on Form 8-K is for the securities of a non-U.S. company. The Offer is subject to disclosure requirements of a country that are different from those of the United States.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Wize cautions that statements in this report (including in the Bidder’s Statement) that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. For example, the pro forma financial statements contained in the Bidder’s Statement are prepared for purposes of Australian law only, and do not purport to be final nor are they intended to be a substitute to financial statements Wize may be required to file pursuant to the requirements of the U.S. securities laws. These forward-looking statements are based upon Wize’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility that Wize will not consummate the transactions with Cosmos and the PIPE investors or, if Wize does consummate such transactions, that it will not receive the benefits Wize planned to achieve from such transactions; the possibility that Wize will enter into a transaction with respect to its LO2A business that will ultimately benefit holders of the CVRs; Wize’s expectations regarding the capitalization, resources and ownership structure of the post-closing combined company; the nature, strategy and focus of the post-closing combined company; the executive officer and board structure of the post-closing combined company; and the expectations regarding acceptance of the Offer by the Cosmos shareholders. More detailed information about the risks and uncertainties affecting Wize is contained under the heading “Risk Factors” included in Wize’s Annual Report on Form 10-K filed with the SEC on March 30, 2020, and in other filings that Wize has made and may make with the SEC in the future. Wize and/or Cosmos may not actually consummate the proposed transaction, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in Wize’s forward-looking statements, and one should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Wize undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Bidder’s Statement, dated February 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

	By:	/s/ Or Eisenberg
	Name:	Or Eisenberg
Date: February 4, 2021	Title:	Chief Financial Officer

2